Premises and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2012
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment [Table Text Block]

At year end, premises and equipment are summarized as follows:

	(Dollars in thousands)
	2012	2011
Cost:
Land	$4,540	$4,540
Buildings and improvements	19,277	19,171
Furniture and equipment	11,244	11,051
Total cost	35,061	34,762
Less accumulated depreciation	(17,383)	(16,520)
Premises and equipment, net	$17,678	$18,242